UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under §240.14a-12

OLD NATIONAL BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! OLD NATIONAL BANCORP You invested in OLD NATIONAL BANCORP and it’s time to vote! You have the right to vote on proposals being presented at the 2023 Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 10, 2023. Vote Virtually at the Meeting* May 10, 2023 9:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/ONB2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V05413-P87841 Get informed before you vote View the Annual Report on Form 10-K, Notice of 2023 Annual Meeting of Shareholders and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2023 Annual Meeting Vote by May 9, 2023 11:59 PM ET. For shares held in an employee benefit plan, vote by May 5, 2023 11:59 PM ET. OLD NATIONAL BANCORP ATTN: LYNELL WALTON P.O. BOX 718 EVANSVILLE, IN 47705

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V05414-P87841 01) Barbara A. Boigegrain 02) Thomas L. Brown 03) Kathryn J. Hayley 04) Peter J. Henseler 05) Daniel S. Hermann 06) Ryan C. Kitchell 07) Austin M. Ramirez 08) Ellen A. Rudnick 09) James C. Ryan, III 10) Thomas E. Salmon 11) Michael L. Scudder 12) Rebecca S. Skillman 13) Michael J. Small 14) Derrick J. Stewart 15) Stephen C. Van Arsdell 16) Katherine E. White 1. Election of Directors Nominees: For For 2. Approval of a non-binding advisory proposal on Executive Compensation. For 3. Approval of a non-binding proposal determining the frequency of advisory votes on Executive Compensation. 4. Approval of the Company’s Amended and Restated Employee Stock Purchase Plan. 5. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023. NOTE: In their discretion, the proxies named in the proxy card are authorized to vote upon such other matters as may properly come before the Annual Meeting of Shareholders, and at any adjournment or postponement thereof. For 1 Year